SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2007

MOOG INC.
(Exact name of registrant as specified in its charter)

New York	1-5129	16-0757636
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

East Aurora, New York	14052-0018
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (716) 652-2000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 20, 2007, Moog Inc. (the “Company”) issued a press release announcing that the Company has acquired PRIZM Advanced Communications Electronics Inc. for $12 million in cash. PRIZM specializes in the design of fiber optic and wireless video and data multiplexers used in commercial and military subsea markets for oil and gas exploration, terrestrial robotics and remote sensing applications.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated November 20, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOOG INC.

Dated: November 21, 2007	By:	/s/ Donald R. Fishback
	Name:	Donald R. Fishback Controller

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated November 20, 2007